Exhibit 25.1

FORM T-1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO

SECTION 305(b)(2)     ☐

THE BANK OF NEW YORK

(Exact name of trustee as specified in its charter)

New York	13-5160382
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

One Wall Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip code)

HOST HOTELS & RESORTS, L.P.

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMH Rivers, L.P.

(Exact name of obligor as specified in its charter)

Delaware	52-2126158
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMH Marina LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC SBM Two LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC PLP LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Retirement Properties, L.P.

(Exact name of obligor as specified in its charter)

Delaware	52-2126159
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMH Pentagon LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Airport Hotels LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Capital Resources LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

YBG Associates LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2059377
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

PRM LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Host Park Ridge LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Host of Boston, Ltd.

(Exact name of obligor as specified in its charter)

Massachusetts	59-0164700
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Host of Houston, Ltd.

(Exact name of obligor as specified in its charter)

Texas	52-1874034
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Host of Houston 1979

(Exact name of obligor as specified in its charter)

Texas	95-3552476
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Philadelphia Airport Hotel LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Hartford LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Park Ridge LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Suites LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Suites Limited Partnership

(Exact name of obligor as specified in its charter)

Delaware	52-1632307
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Wellsford-Park Ridge HMC Hotel Limited Partnership

(Exact name of obligor as specified in its charter)

Delaware	52-6323494
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Burlingame LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Capital LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Grand LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2285954
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Hotel Development LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Mexpark LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Polanco LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC NGL LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC OLS I L.P.

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Seattle LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Swiss Holdings LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMH Restaurants LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMH Rivers LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMH WTC LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Host La Jolla LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

City Center Hotel Limited Partnership

(Exact name of obligor as specified in its charter)

Minnesota	41-1449758
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

PM Financial LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

PM Financial LP

(Exact name of obligor as specified in its charter)

Delaware	52-2131022
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Chicago LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC HPP LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Desert LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Hanover LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Diversified LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Properties I LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Potomac LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC East Side II LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Manhattan Beach LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Chesapeake Hotel Limited Partnership

(Exact name of obligor as specified in its charter)

Delaware	52-1373476
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMH General Partner Holdings LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC IHP Holdings LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC OP BN LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

S.D. Hotels LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Gateway LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Pacific Gateway LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Market Street LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

New Market Street LP

(Exact name of obligor as specified in its charter)

Delaware	52-2131023
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Times Square LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Times Square GP LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Atlanta LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Ivy Street LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Properties II LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2138453
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Santa Clara HMC LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC BCR Holdings LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Palm Desert LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Georgia LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC SFO LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Market Street Host LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2091669
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Property Leasing LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Host Restaurants LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Durbin LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC HT LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC JWDC LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC OLS I LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC OLS II L.P.

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC/Interstate Manhattan Beach, L.P.

(Exact name of obligor as specified in its charter)

Delaware	52-2033807
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Ameliatel

(Exact name of obligor as specified in its charter)

Florida	58-1861162
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Amelia I LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Amelia II LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Rockledge Hotel LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Fernwood Hotel LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Copley LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Headhouse Funding LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Ivy Street Hopewell LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Diversified American Hotels, L.P.

(Exact name of obligor as specified in its charter)

Delaware	52-1646207
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Potomac Hotel Limited Partnership

(Exact name of obligor as specified in its charter)

Delaware	52-1240223
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC AP GP LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2171352
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC AP LP

(Exact name of obligor as specified in its charter)

Delaware	52-2171371
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC AP Canada Company

(Exact name of obligor as specified in its charter)

Nova Scotia	89-8505540
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Toronto Airport GP LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2187400
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Toronto Airport LP

(Exact name of obligor as specified in its charter)

Delaware	52-2187401
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Toronto EC GP LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2187402
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Toronto EC LP

(Exact name of obligor as specified in its charter)

Delaware	52-2187404
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Charlotte GP LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2171369
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Charlotte LP

(Exact name of obligor as specified in its charter)

Delaware	52-2171370
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Charlotte (Calgary) Company

(Exact name of obligor as specified in its charter)

Nova Scotia	86-9552752
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Calgary Charlotte Holdings Company

(Exact name of obligor as specified in its charter)

Nova Scotia	89-9552752
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Grace (Calgary) Company

(Exact name of obligor as specified in its charter)

Nova Scotia	87-1258026
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Maui LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Calgary Charlotte Partnership

(Exact name of obligor as specified in its charter)

Alberta	86-9552752
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Chicago LakeFront LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC East Side LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2171365
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Kea Lani LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

East Side Hotel Associates, L.P.

(Exact name of obligor as specified in its charter)

Delaware	52-1892518
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC O’Hare Suites Ground LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Toronto Air Company

(Exact name of obligor as specified in its charter)

Nova Scotia	89-4596683
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Toronto EC Company

(Exact name of obligor as specified in its charter)

Nova Scotia	12-1597207
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HMC Lenox LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Host Realty Partnership, L.P.

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Host Houston Briar Oaks, LP

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Cincinnati Plaza LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Host Cincinnati II LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Host Cincinnati Hotel LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Host Financing LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Host Fourth Avenue LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Host Indianapolis I LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Host Los Angeles LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Host Mission Hills, L.L.C.

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Host Mission Hills II LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Host Mission Hills Hotel LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Host Needham LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Host Needham II LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Host Needham Hotel LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Host Realty LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Host Realty Company LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Host Realty Hotel LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Host Tucson LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Host Waltham LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Host Waltham II LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Host Waltham Hotel LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HST LT LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

HST I LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

South Coast Host Hotel LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Starlex LLC

(Exact name of obligor as specified in its charter)

Delaware	52-2095412
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

6903 Rockledge Drive, Suite 1500 Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip code)

6 7/8% Series S Senior Notes Due 2014

(Title of the indenture securities)

1.	General information. Furnish the following information as to the Trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Superintendent of Banks of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223

Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045

Federal Deposit Insurance Corporation	Washington, D.C. 20429

New York Clearing House Association	New York, New York 10005

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

4.	A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

6.	The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 6th day of December, 2006.

THE BANK OF NEW YORK

By:	/S/ BEATA HRYNIEWICKA
	Name:	BEATA HRYNIEWICKA
	Title:	ASSISTANT VICE PRESIDENT

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK

of One Wall Street, New York, N.Y. 10286

And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 2006, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

Dollar Amounts In Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	2,478,000
Interest-bearing balances	15,693,000
Securities:
Held-to-maturity securities	1,856,000
Available-for-sale securities	17,740,000
Federal funds sold and securities purchased under agreements to resell
Federal funds sold in domestic offices	N/A
Securities purchased under agreements to resell	N/A
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	N/A
LESS: Allowance for loan and lease losses	407,000
Loans and leases, net of unearned income and allowance	N/A
Trading assets	3,011,000
Premises and fixed assets (including capitalized leases)	896,000
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	308,000
Not applicable
Intangible assets:
Goodwill	2,188,000
Other intangible assets	N/A
Other assets	7,975,000

Total assets	91,155,000

LIABILITIES
Deposits:
In domestic offices	34,430,000
Noninterest-bearing	16,230,000
Interest-bearing	18,200,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	34,321,000
Noninterest-bearing	399,000
Interest-bearing	33,922,000
Federal funds purchased and securities sold under agreements to repurchase
Federal funds purchased in domestic offices	N/A
Securities sold under agreements to repurchase	N/A
Trading liabilities	2,224,000
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)	N/A
Not applicable
Not applicable
Subordinated notes and debentures	1,955,000
Other liabilities	6,374,000

Total liabilities	82,119,000

Minority interest in consolidated subsidiaries	151,000
EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	2,115,000
Retained earnings	5,696,000
Accumulated other comprehensive income	N/A
Other equity capital components	N/A
Total equity capital	8,885,000

Total liabilities, minority interest, and equity capital	91,155,000

I, Thomas P. Gibbons, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

     Thomas P. Gibbons,

Chief Financial Officer

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi Gerald L. Hassell Catherine A. Rein	Directors